Exhibit 10.9
                             SECURED PROMISSORY NOTE


$50,000.00                                                  Boca Raton, Florida
                                                            November 9, 1999


         FOR VALUE RECEIVED, NEWAGECITIES.COM, INC., an Idaho corporation, having an office at 1181 South Rogers Circle, Suite 5, Boca Raton, FL 33487 ("Maker"), promises to pay to the order of MARC SIEGEL, at 5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487 ("Holder"), in lawful money of the United States of America in immediately available funds, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00), together with interest on the unpaid principal amount hereof as provided below.

         Interest on the unpaid principal amount of this Note shall be paid at the rate of eight percent (8%) per annum. Interest shall be calculated daily, based upon a 360-day year. Interest shall accrue and become due and payable on the Maturity Date (as hereinafter defined). In no event shall interest exceed the maximum amount permitted by law; any such excess shall be treated as a payment of principal hereon, and be allocated in reverse order of maturity.

         To the extent not sooner paid, the entire unpaid principal balance of this Note, together with all accrued interest hereunder, shall be due and payable in full no later than 5:00 p.m. local time on January 1, 2001 (the "Maturity Date"). The foregoing notwithstanding, the principal amount of this Note and accrued interest shall be paid prior to the Maturity Date out of the proceeds of any public or private financing in which the Maker receives gross proceeds of $200,000 or more. In the event this Note is not paid in full by the Maturity Date, the principal balance due hereunder shall accrue interest thereafter at the lesser of eighteen percent (18%) per annum or the highest rate of interest per annum permitted by law ("Maximum Rate").

         This Note may be prepaid in whole or in part at any time without penalty.

         All payments under this Note shall be made to Holder at the address specified above or to such other place or in such other manner as may be designated by written notice from Holder to Maker.

         For the purposes of this Note, Event of Default shall mean any of the following:

         (a) failure of Maker to pay any installment of money on or prior to the due date thereof;

         (b) a default by Maker in any of Maker's other obligations in this Note or in any other agreement of Maker with Holder, and the continuation of such default for seven (7) days following written notice of default to Maker;

         (c) the filing of documentation for the voluntary, involuntary or administrative dissolution of Maker;

         (d) there is filed by or against Maker any petition or complaint with respect to its own financial condition under any state or federal bankruptcy law or any amendment thereto (including without limitation a petition for reorganization, arrangement or extension of debts) or under any other similar or insolvency laws providing for the relief of Makers and such petition or complaint is not set aside, stayed or terminated within thirty (30) days after filing or such other period as provided by applicable law; or

         (e) a receiver, trustee, conservator or liquidator is appointed for Maker, or for all or a substantial part of his assets; or Maker shall be adjudicated bankrupt, insolvent or in need of any relief provided to Makers by any court and such appointment or adjudication is not set aside, stayed or terminated within thirty (30) days after filing or such other period as provided by applicable law.

         Upon the occurrence of an Event of Default, the entire principal sum shall, at the option of Holder, become at once due and payable; and said principal sum shall bear interest from such time until paid at the Maximum Rate. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Maker's obligations under this Note are secured by:

                  (i) All inventory ("Inventory") in which Maker now has any rights, all accessions thereto and substitutions therefor, and all inventory in which Maker hereafter acquires any rights, wherever located, whether in possession of a seller, in transit from the seller to Maker in transit from Maker's premises or elsewhere, all contractual rights to purchase inventory, all shipping invoices, bills of lading, and warehouse receipts covering such inventory and all products and proceeds of such collateral. Inventory shall include all material and supplies used in Maker's business. Inventory as of the date hereof includes, but is not limited to, products and supplies as well as any such goods as are held for sale or lease in Maker's business;

                  (ii) All equipment ("Equipment") in which Maker has any rights, and all accessions thereto and substitutions therefor, and all Equipment in which Maker hereafter acquires any rights, whether in possession of a seller, in transit from seller to Maker, on Maker's premises or elsewhere, all contractual rights to purchase Accessions, all shipping invoices, bills of lading, and warehouse receipt covering such Equipment, and all proceeds of such Collateral, whether the Equipment be affixed to realty or not. It is expressly agreed that any Equipment affixed to realty shall remain personal property. Maker agrees not to affix any Equipment or realty or allow any Equipment to become accessions to goods without prior written consent of secured party, and in no event in such a way that removal would damage the realty or goods. Equipment, as of the date hereof, includes any and all machinery, products and supplies not considered Inventory, plus office furniture, fixtures and furnishings; and

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                  (iii) The term "Collateral" shall include the items set forth in item (i) and (ii) above.

         Maker agrees to execute such other and further documentation as may be deemed necessary by Holder to enable Holder to perfect its security interest in and to the Collateral. Such other and further documentation may include, but is not limited to, a Security Agreement and UCC Financing Statement. Upon the occurrence of an Event of Default, Holder may foreclose upon the Collateral to the extent available to satisfy Maker's obligation's hereunder and/or otherwise pursue its legal rights under this Note or under any other agreement of Maker with Holder. Nothing in the foregoing shall preclude Holder from pursuing Maker or any other remedies available under applicable law in order to collect all amounts due hereunder.

         Maker agrees to pay all costs, including reasonable attorneys' and paralegals' fees and expenses, whether or not suit is brought, if, after maturity of this Note or after the occurrence of an Event of Default hereunder, Holder shall undertake to collect this Note or to enforce its rights hereunder.

         Time is of the essence for the performance and observance of each agreement and obligation of Maker under this Note.

         Maker and all sureties, endorsers and guarantors, or other parties now or hereafter liable for any of the obligations evidenced herein, hereby severally waive, for themselves and their representatives, heirs, successors and assigns, (i) presentment, demand, protest and notice, including notice of nonpayment, of default, of intent to accelerate and of acceleration, and (ii) the benefit of marshalling, election or remedies, valuation, appraisal and exemption laws.

         In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provisions shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         This Note shall be deemed to have been made and delivered in the State of Florida and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of Florida, without giving effect to the choice of law rules thereof.

         Maker and Holder each (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Circuit Court, County of Palm Beach, or in the United States District Court for the Southern District of Florida, (ii) waives any objection which Maker or Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the in personam jurisdiction of the Circuit Court, County of Palm Beach and the United States District Court for the Southern District of Florida in any such suit, action or proceeding. Maker and Holder each further agrees to accept and

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


acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Circuit Court, County of Palm Beach or in the United States District Court for the Southern District of Florida and agrees that service of process upon Maker or Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon Maker or Holder, as the case may be, in any suit, action or proceeding.

         This Note may be amended only by an instrument in writing executed by the party against which enforcement of the amendment is sought.

         All notices, requests, demands and other communications required or permitted to be given hereunder shall be sufficiently given if addressed to Maker at 1181 South Rogers Circle, Suite 5, Boca Raton, Florida 33487 and to Payee at the address specified above, posted in the U.S. mail by certified or registered mail, return receipt requested. Any party may change said address by giving the other hereto notice of such change of address. Notice given as hereinabove prescribed shall be deemed given on the date of its deposit in the United States mail and, unless sooner received, shall be deemed received by the party to whom it is addressed on the fifth calendar day following the date on which said notice is deposited in the mail.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note on the date first written above.


                                                NEWAGECITIES.COM, INC.


                                                By: /s/Joseph Ardito
                                                    -------------------------
                                                Name: Joseph Ardito
                                                Title: Chief Executive Officer

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

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Security Agreement"), dated as of November 9, 1999, between NEWAGECITIES.COM, INC., an Idaho corporation (the "Debtor"), whose principal place of business is 1181 South Rogers Circle, Suite 5, Boca Raton, Florida and MARC SIEGEL, whose principal place of business is 5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487(the "Secured Party").

         In consideration of loans or advances made or to be made by the Secured Party to the Debtor, and for other value received by the Debtor, and in further consideration of other financial accommodations extended by the Secured Party to the Debtor or to other persons and guaranteed by the Debtor, the Debtor hereby grants a continuing security interest in, and assigns to the Secured Party, the Collateral to secure payment and performance of all of the Obligations of the Debtor to the Secured Party.

         Section 1. Definitions. Definitions in the Code apply to words and phrases in this Security Agreement and, if Code definitions conflict, definitions in Article 9 of the Code, Chapter 679 of the Florida Statutes, shall apply. In addition to terms defined in the Code or elsewhere in this Security Agreement, the following terms have the meanings indicated below, which meanings shall be equally applicable to both the singular and the plural forms of such terms:

         "Code" means the Uniform Commercial Code as in effect from time to time in the State of Florida, Chapters 670 through 680, inclusive, of the Florida
Statutes:

         "Collateral" means all property set forth on Exhibit "A".

         "Obligations" shall mean the Promissory Note of the Debtor in the principal amount of Fifty Thousand and 00/100 Dollars ($50,000.00), executed on an even date herewith, and any and all renewals, modifications, amendments and replacements thereof.

         Section 2. Collateral. The Debtor warrants and agrees that it is the owner of the Collateral free and clear of all liens and security interests except the security interest granted by this Security Agreement or encumbrances created by Secured Party (herein called "Permitted Encumbrances").

         Section 3. No Other Security Interests. So long as any Obligation to the Secured Party is outstanding, the Debtor will not, without the prior written consent of the Secured Party, grant to any third party a security interest in any of the Collateral or permit any lien or encumbrance to attach to any part of the Collateral (except for taxes not yet due and payable) or suffer or permit any levy to be made on any part of the Collateral or permit any financing statement except that of Secured Party to be on file with respect thereto, except with respect to Permitted Encumbrances, provided, however, that this security interest may be subordinated to lender security interests under conventional lines of credit which Debtor may request in the ordinary course of business.


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


Such lines of credit security interests shall also be deemed Permitted Encumbrances. The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest, provided, however, the Debtor may sell Inventory in the ordinary course of its business. The Secured Party shall have the right, by written notice to the Debtor, to terminate the Debtor's authority to sell, lease, otherwise transfer, manufacture, process or assemble, or furnish under contracts of service, any or all of the Inventory.

         Section 4. Representations, Warranties and Covenants Regarding the Collateral. The Debtor represents, warrants and covenants that:

         4.1. The Collateral shall be kept at the address specified above. The Debtor will not permit any of the Collateral to be moved without the prior written consent of the Secured Party, other than Collateral that may be sold as permitted under Section 3 hereof.

         4.2. The Debtor will at all times keep the Collateral insured against loss, damage, theft, and such other risks as Secured Party may require in such amounts and companies and under such policies and in such form, and for such periods, as shall be satisfactory to Secured Party, and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to Secured Party as its interest may appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward payment of the Obligations, whether or not due, in such order of application as Secured Party may determine) and each such policy shall provide for Fifteen (15) days written minimum cancellation notice to Secured Party; and each such policy shall, if Secured Party so requests, be deposited with Secured Party; and Secured Party may act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts.

         4.3. The Debtor will at all times keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof.

         4.4. The Debtor warrants that no financing statement covering any Collateral or any proceeds thereof is on file in any public office, other than financing statements naming the Secured Party and financing statements filed with respect to Permitted Encumbrances. The Debtor authorizes the Secured Party to file financing statements with respect to the Collateral signed only by the Secured Party. The Debtor will join with the Secured Party in executing financing statements, notices, affidavits or similar instruments in forms satisfactory to the Secured Party and such other documents as the Secured Party may from time to time request, and will pay the cost of filing the same in any public office deemed advisable by the Secured Party. The Debtor will do such other acts and things, all as the Secured Party may request, to maintain a valid, first perfected security interest in the Collateral (free of all other liens and claims whatsoever other than Permitted Encumbrances) to secure the payment of the Obligations secured hereby. the Secured Party is hereby appointed the Debtor's attorney-in-fact to do all acts and things that the Secured

Party may deem necessary to perfect and to continue the perfection of the security interest created hereby and to protect the Collateral.

         4.5. The Debtor will not use the Collateral or permit the same to be used in violation of any statute or ordinance. The Secured Party may examine and inspect the Collateral at any time, wherever located. The Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or other writing evidencing the Obligations, or any of the them.

         Section 5. Defaults and Remedies. If any one of the following "Events of Default" shall occur and shall not have been remedied within sixty (60) days after notification of Default:

         (a)      Any "Event of Default" under the Obligations; or

         (b) Any representation or warranty made by the Debtor herein or in any certificate or report furnished by the Debtor hereunder shall prove to have been incorrect in any material respect; or

         (c) The Debtor shall default in the performance of any agreement, covenant or obligation contained herein, if the default continues for a period of 15 business days after notice of default to the Debtor by the Secured Party, then the Secured Party may, in addition to any other rights and remedies that it may have, immediately and without demand exercise any and all of the rights and remedies granted to a secured party upon default under the Code; and upon request or demand of the Secured Party, the Debtor shall at its expense assemble all or any part of the Collateral and make it available to the Secured Party at a convenient place designated by the Secured Party. The Secured Party and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking possession of such Collateral. Any notice of sale, disposition or other intended action by the Secured Party, sent to the Debtor at the address specified at the beginning of this Security Agreement or at such other address of the Debtor as may from time to time be shown on the Secured Party's records, at least ten (10) days prior to such action, shall constitute reasonable notice to the Debtor. Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party toward payment of such of the Obligations and in such order of application as the Secured Party may from time to time elect. This Agreement shall not restrict whatever rights Secured Party has upon default of the Obligation under the Purchase Agreement and Sales, Consulting and Non-Compete Agreement signed by the parties on the date hereof.

         Section 6.  Miscellaneous.

         6.1. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Security Agreement. The provisions of this Security Agreement are cumulative and in addition to the provisions of any liability of the Debtor under any note, any guaranty or any other writing, and the Secured Party shall have all the benefits, rights and remedies of a secured party under this Security Agreement and any other document.

         6.2. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all Obligations of the Debtor shall bind the successors and assigns of the Debtor.

         6.3. This Security Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida.

         6.4. At its option, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred, by the Secured Party, pursuant to the foregoing authorization. Except as otherwise expressly provided in this Security Agreement, until default the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

         6.5. In the event that any one or more of the provisions contained in this Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Security Agreement, but this Security Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         6.6. The Secured Party's rights under the Obligations are cumulative. Without limiting the generality of the foregoing, the Secured Party may enforce its rights hereunder in all or part of the Collateral or in any other security in the order selected by Secured Party.

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


         IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be executed as of the date hereinabove first written.


                                                NEWAGECITIES.COM, INC.
                                                an Idaho corporation


                                                By: /s/Joseph Ardito
                                                    -------------------------
                                                Name: Joseph Ardito
                                                Its:  Chief Executive Officer

                                    EXHIBIT A


Description of Collateral:


         (i)      Inventory

                  All inventory ("Inventory") in which Maker now has any rights, all accessions thereto and substitutions therefor, and all inventory in which Maker hereafter acquires any rights, wherever located, whether in possession of a seller, in transit from the seller to Maker in transit from Maker's premises or elsewhere, all contractual rights to purchase inventory, all shipping invoices, bills of lading, and warehouse receipts covering such inventory and all products and proceeds of such collateral. Inventory shall include all material and supplies used in Maker's business. Inventory as of the date hereof includes, but is not limited to, products and supplies as well as any such goods as are held for sale or lease in Maker's business; and

         (ii)     Equipment

                  All equipment ("Equipment") in which Maker has any rights, and all accessions thereto and substitutions therefor, and all Equipment in which Maker hereafter acquires any rights, whether in possession of a seller, in transit from seller to Maker, on Maker's premises or elsewhere, all contractual rights to purchase Accessions, all shipping invoices, bills of lading, and warehouse receipt covering such Equipment, and all proceeds of such Collateral, whether the Equipment be affixed to realty or not. It is expressly agreed that any Equipment affixed to realty shall remain personal property. Maker agrees not to affix any Equipment or realty or allow any Equipment to become accessions to goods without prior written consent of secured party, and in no event in such a way that removal would damage the realty or goods. Equipment, as of the date hereof, includes any and all machinery, products and supplies not considered Inventory, plus office furniture, fixtures and furnishings.


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

                               WARRANT TO PURCHASE

                                  COMMON STOCK

                                       OF

                             NEWAGECITIES.COM, INC.


         This is to certify that MARC SIEGEL (the "Holder") is entitled, subject to the terms and conditions hereinafter set forth, to purchase 50,000 shares of Common Stock, par value $.02 per share (the "Common Shares"), of NEWAGECITIES.COM, INC., an Idaho corporation (the "Company"), from the Company at the price per share and on the terms set forth herein and to receive a certificate for the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check or other check payable to the order of the Company.

         The purchase rights represented by this Warrant are exercisable commencing on the date hereof through and including June 30, 2005, at a price per Common Share of $1.50.

         The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole or in part, from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Warrant, the Company shall cancel this Warrant on surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

         In addition, as an alternative to payment of the aggregate exercise price in accordance with the preceding paragraphs, but only in the event the Common Shares are not subject to a current registration statement as described hereafter, the Holder may elect to effect a cashless exercise by so indicating on the exercise notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall surrender this Warrant for that number of Common Shares determined by multiplying the number of Common Shares for which this warrant is being exercise by the closing price for the Common Stock on the principal market for the Common Stock of the Company on the date preceding the date of exercise minus the exercise price in effect at such time.

         The Company agrees at all times to reserve or hold available a sufficient number of Common Shares to cover the number of shares issuable on exercise of this and all other Warrants of like tenor then outstanding.

         This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

         In the event that the outstanding Common Shares hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                  (a) The aggregate number, price and kind of Common Shares subject to this Warrant shall be adjusted appropriately;

                  (b) Rights under this Warrant, both as to the number of subject Common Shares and the Warrant exercise price, shall be adjusted appropriately; and

                  (c) In the event of dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, this Warrant shall terminate, but the registered owner of this Warrant shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise this Warrant in whole or in part to the extent that it shall not have been exercised.

         The foregoing adjustments and the manner of application of the foregoing provisions may provide for the elimination of fractional share interests.

         The Company will provide during the term hereof both demand registration rights and piggyback registration rights for the Common Shares underlying this Warrant, such piggyback registration rights to be provided at such time as the Company files a registration statement following the date hereof under the Securities Act of 1933. Such registrations shall be at the cost and expenses of the Company for those costs and expenses normally borne by issuers.

         The Company shall not be required to issue or deliver any certificate for Common Shares purchased on exercise of this Warrant or any portion thereof prior to fulfillment of all the following conditions:

                  (a) The completion of any required registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

                  (b) The obtaining of any approval or other clearance from any federal or state government agency which is necessary;

                  (c) The obtaining from the registered owner of the Warrant, as required in the sole judgment of the Company, a representation in writing that the owner is acquiring such Common Shares for the owner's own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, if the Warrants and the related shares have not been registered under the Act; and

                  (d) The placing on the certificate, as required in the sole judgment of the Company, of an appropriate legend and the issuance of stop transfer instructions in connection therewith if this Warrant and the related shares have not been registered under the Act to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL OR THE ISSUER BEING AFFIXED TO THIS CERTIFICATE. THE TRANSFER AGENT HAS BEEN ORDERED TO EXECUTE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS."

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its duly authorized officer.

                                                NEWAGECITIES.COM, INC.


                                                By: /s/Joseph Ardito
                                                    ---------------------------
                                                Name: Joseph Ardito
                                                Title: Chief Executive Officer


Dated: November 11, 1999


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

                                SUBSCRIPTION FORM


                  (To be executed by the registered holder to exercise the rights to purchase Common Shares evidenced by the within Warrant.)



Newagecities.com, Inc.
1181 South Rogers Circle, Suite 5
Boca Raton, FL 33487

         The undersigned hereby irrevocably subscribes for __________ Common Shares pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment of $__________ therefor, and requests that a certificate for such Common Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and if such number of shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining Common Shares purchasable hereunder shall be delivered to the undersigned at the address stated below.



Dated:                                           Signed:
       -----------------------                           -----------------------


                                                 Address:
                                                         -----------------------

                                                 -------------------------------

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